SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  August 26, 1996

                     BALCOR REALTY INVESTORS - 85 SERIES I
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14353
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3244978
- --------------------------------        ---------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- --------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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Item 2. Acquisition or Disposition of Assets
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Templeton Park Apartments

In 1984, the Partnership acquired the Templeton Park Apartments, Colorado Springs, Colorado, utilizing approximately $9,963,250 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $14,334,000.

On August 26, 1996, the Partnership contracted to sell the property for a sale price of $24,500,000 to an unaffiliated party, Griffis/Blessing, Inc., a Colorado corporation. The purchaser has deposited $300,000 into an escrow account as earnest money and will pay the remaining $24,200,000 at closing, which is scheduled for November 18, 1996. The closing date may be extended to December 17, 1996, upon written notice by the purchaser and receipt of an additional $50,000 in earnest money. From the proceeds of the sale, the Partnership will pay $306,250 to a third party as a brokerage commission, a fee of $183,750 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale of the property, and will repay the first mortgage loan which is expected to have an outstanding balance at closing of approximately $11,568,000. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale. The Partnership will receive the remaining proceeds of approximately $12,442,000, less closing costs.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

Item 5.  Other  Information
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North Hill Apartments

North Hill Apartments, Atlanta, Georgia, is owned by a limited partnership (the "Joint Venture"), the general partner of which is a joint venture between the Partnership and an affiliate. As previously reported, on July 15, 1996, the Joint Venture contracted to sell North Hill Apartments, Atlanta, Georgia, to an unaffiliated party, Jupiter Realty Corporation, an Illinois corporation, for a sale price of $24,000,000. On August 29, 1996, the purchaser exercised its option to terminate the agreement of sale.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachments thereto relating to the sale of the Templeton Park Apartments, Colorado Springs, Colorado.

          (99) Letter of Termination relating to the sale of North Hill Apartments, Atlanta, Georgia


No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BALCOR REALTY INVESTORS 85 - SERIES I
                         A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVI, an Illinois
                              general partnership, its general partner

                         By:  RGF-Balcor Associates-II, an Illinois
                              general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary


Dated:  September 10, 1996
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